Intangible Assets, Net - Schedule of Intangible Assets (Detail) - Wells unassigned to a reserve: - MXN ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Wells unassigned to a reserve:
Balance at the beginning of the year	$ 18,940,360	$ 28,388,655
Additions to construction in progress	15,850,475	18,994,442
Transfers against expenses	(10,836,456)	(15,667,953)
Transfers against fixed assets	(3,368,473)	(10,669,293)
Balance at the end of the period	$ 20,585,906	$ 21,045,851